UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): September 27, 2005


                              AUDIOVOX CORPORATION
             (Exact name of registrant as specified in its charter)


     Delaware                        0-28839                   13-1964841
(State or other                                             (I.R.S. Employer
jurisdiction of incorporation) (Commission File Number)     Identification No.)


     180 Marcus Blvd., Hauppauge, New York                             11788
   (Address of principal executive offices)                          (Zip Code)


        Registrant's telephone number, including area code (631) 231-7750




Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of file following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities
    Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(e))




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Item 8.01Other Events

         On September 27, 2005, the Company issued a press release revising its revenue guidance for the fiscal third quarter ended August 31, 2005 and the fiscal year ending November 30, 2005. A copy of the press release is filed as
Exhibit 99.1 to this report and incorporated herein by reference.




































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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                             AUDIOVOX CORPORATION


Date:  September 28, 2005                  /s/Charles M. Stoehr
-----  ------------------                  ------------------------
                                           Charles M. Stoehr
                                           Senior Vice President and
                                           Chief Financial Officer
































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                                                      EXHIBIT INDEX


Exhibit No.           Description

    99.1 Press Release, dated September 27, 2005 relating to Audiovox Corporation's revised earnings guidance for the third quarter ended August 31, 2005 and the fiscal year ending November 30, 2005 (filed herewith).







































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